UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2026

KIDZ AI INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905, New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants	KIDZW	The Nasdaq Stock Market LLC

Item 3.03. Material Modification to Rights of Shareholders.

To the extent required, the information set forth below under Item 5.07 is hereby incorporated by reference into this Item 5.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth below under Item 5.07 is hereby incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, KIDZ AI Inc. (the “Company”) called a special meeting of stockholders (the “Meeting”) to be held on September 10, 2026. In accordance with the Company’s articles of incorporation, the Company’s Class A stockholders are entitled to 25 votes per share, the Company’s Class B stockholders are entitled to one vote per share and the Company’s Series A Preferred stockholders are entitled to one vote per share. The Company’s stockholders voted on the following proposals at the Meeting:

(1) Proposal No. 1 — The Authorized Share Proposal— a proposal to approve an amendment to the Company’s articles of incorporation to increase the total number of shares of Class A common stock that the Company is authorized to issue to 85,000,000 shares. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
555,143	54,558	406	0

(2) Proposal No. 2 — The Nasdaq Proposal— a proposal to approve the issuance of certain shares of Class B common stock pursuant to that certain ChEF Purchase Agreement, dated May 21, 2026, by and between the Company and Chardan Capital Markets LLC. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
560,731	35,769	13,607	0

(3) Proposal No. 3 — The New Incentive Plan Proposal— a proposal to approve the KIDZ AI Inc. 2026 Equity Incentive Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
558,694	50,241	1,172	0

(4) Proposal No. 4 — The Auditor Ratification Proposal— a proposal to ratify the appointment of Bush & Associates CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
596,983	11,773	1,351	0

Following the Meeting, a certificate of amendment to the Company’s articles of incorporation will be filed with the Secretary of State of the State of Nevada to reflect the change in authorized shares of Class A common stock. A copy of the certificate of amendment is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDZ AI INC.

Dated: September 10, 2026	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

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